Exhibit 10.1

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,

PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Scott B. Rubin

JPMorgan Chase Bank – Structured Finance Services

4 New York Plaza, 6th Floor

New York, NY 10004

Tel: (212) 623-4507 / Fax: (212) 623-5930

Email: scott.b.rubin@chase.com

GreenPoint Mortgage Securities, 2003-1

Statement to Certificateholders

December 26, 2003

Distribution In Dollars

Class	Original Face Value	Beginning Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Ending Principal Balance
A1	203,191,000.00	200,554,858.62	2,004,704.79	745,754.92	2,751,459.71	0.00	0.00	198,550,153.83
M1	2,820,000.00	2,818,25.89	600.16	10,493.62	11,093.78	0.00	0.00	2,817,654.73
M2	1,044,000.00	1,043,353.93	222.19	3,884.87	4,107.06	0.00	0.00	1,043,131.74
M3	835,000.00	834,483.28	177.71	3,107.15	3,284.86	0.00	0.00	834,305.57
B1	313,000.00	312,806.31	66.61	1,164.72	1,231.33	0.00	0.00	312,739.70
B2	313,000.00	312,806.31	66.61	1,164.72	1,231.33	0.00	0.00	312,739.70
B3	421,221.00	420,960.33	89.65	1,567.42	1,657.07	0.00	0.00	420,870.68
R	0.00	0.00	0.00	0.07	0.07	0.00	0.00	0.00

TOTALS	208,937,221.00	206,297,523.67	2,005,927.72	768,137.49	2,774,065.21	0.00	0.00	204,291,595.95

Factor Information Per $1000 Of Original Face							Pass-Through Rates
Class	Cusip	Beginning Principal	Principal	Interest	Total	Ending Principal	Class	Current Pass Thru Rate
A1	395387AA1	987.02628866	9.86611016	3.67513778	13.54124794	977.16017850	A1	4.468134%
M1	395387AB9	999.38116667	0.21282270	3.72114184	3.93396454	999.16834397	M1	4.468134%
M2	395387AC7	999.38115900	0.21282567	3.72113985	3.93396552	999.16833333	M2	4.468134%
M3	395387AD5	999.38117365	0.21282635	3.72113772	3.93396407	999.16834731	M3	4.468134%
B1	395387AE3	999.38118211	0.21281150	3.72115016	3.93396166	999.16837061	B1	4.468134%
B2	395387AF0	999.38118211	0.21281150	3.72115016	3.93396166	999.16837061	B2	4.468134%
B3	395387AG8	999.38115621	0.21283364	3.72113451	3.93396815	999.16832257	B3	4.468134%

TOTALS		987.36607428	9.60062410	3.67640331	13.27702741	977.76545018

Available Funds	2,774,065.21

Scheduled Principal Payments	43,932.30
Principal Prepayments	1,961,995.43
Repurchase Principal	0.00
Substitution Amounts	0.00
Net Liquidation Proceeds	0.00
Insurance Proceeds	0.00
Other Principal	0.00

Gross Interest	813,007.19

Master Servicing Fees	42,978.65
Trustee Fees	1,891.06

Current Monthly Advances	80,497.03

Beginning Number of Loans Outstanding	492
Beginning Aggregate Loan Balance	206,297,524.49

Ending Number of Loans Outstanding	487
Ending Aggregate Loan Balance	204,291,596.76

Delinquent Mortgage Loans

Group Totals
Category	Number	Principal Balance	Percentage
1 Month	2	1,940,000.00	0.95%
2 Month	0	0.00	0.00%
3 Month	0	0.00	0.00%
Total	0	0.00	0.00%

* Delinquent Bankruptcies are included in the table above.

Bankruptcies

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

* Only Current Bankruptcies are reflected in the table above.

Foreclosures

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

REO Properties

Group Totals
Number	Principal Balance	Percentage

0	0.00	0.00%

Book Value of REO Properties	0.00

Current Realized Losses	0.00
Cumulative Realized Losses	0.00

Special Hazard Loss Coverage Amount	3,756,900.96
Bankruptcy Coverage Amount	100,000.00
Fraud Loss Coverage Amount	2,008,937.00

Senior Percentage (for next Distribution Date)	97.189585%
Subordinate Percentage (for next Distribution Date)	2.810415%

Senior Prepayment Percentage (for next Distribution Date)	100.000000%
Subordinate Prepayment Percentage (for next Distribution Date)	0.000000%